Financial Condition and Net Income on a Statutory Basis - Significant Subsidiaries (Reconciliation of NAIC SAP and Prescribed Practice) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Statutory Basis [Abstract]
Prescribed Practice Surplus Note	$ 343,780	$ 230,291
Prescribed Practice Letters Of Credit	(436,300)	(488,000)
Surplus Deficit NAIC SAP	$ (92,520)	$ (257,709)